INVESTOR PRESENTATION February 2026 EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, the Russia-Ukraine war, and recent events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

EXHIBIT 99.2

Selected Financial & Non-GAAP Reconciliations

This presentation references "Adjusted EBITDA," "Free Cash Flow," and "Free Cash Flow for Completions Business," which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets and businesses, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation	Three Months Ended	
(in thousands)	December 31, 2025	September 30, 2025
Net income (loss)	$742	($2,365)
Depreciation and amortization	41,246	41,660
Interest expense	2,587	2,110
Income tax (benefit) expense	4,217	(704)
(Gain) loss on disposal of assets and businesses	(1,239)	(674)
Stock-based compensation	4,251	4,625
Business acquisition contingent consideration adjustments	100	(4,600)
Other income, net	(1,464)	(5,107)
Other general and administrative expenses, net	155	19
Retention bonus and severance expense	391	200
Adjusted EBITDA	$50,986	$35,164

Non-GAAP Reconciliation	Three Months Ended		Twelve Months Ended	
(in thousands)	December 31, 2025	September 30, 2025	December 31, 2025	December 31, 2024
Net Cash provided by Operating Activities	$81,044	$41,660	$231,607	$252,295
Net Cash used in Investing Activities	(38,786)	(42,501)	(149,811)	(155,099)
Free Cash Flow (FCF)	**$42,258**	**($841)**	**$81,796**	**$97,196**
Net Cash used in Operating Activities – PROPWR business	3,032	3,799	9,038	370
Net Cash used in Investing Activities – PROPWR business	52,797	22,247	99,345	–
Free Cash Flow for Completions Business	**$98,087**	**$25,205**	**$190,179**	**$97,566**

	Three Months Ended		Twelve Months Ended	
(in thousands)	December 31, 2025	September 30, 2025	December 31, 2025	December 31, 2024
Capital Expenditures Paid [1]	$64,232	$44,040	$186,316	$140,297
Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period	(50,509)	(29,136)	(14,695)	(21,604)
Add: Capital expenditures included in accounts payable and accrued liabilities – end of period	28,095	50,509	28,095	14,695
Add: Capital expenditures related to financed equipment purchases	29,280	32,940	81,130	–
Add: Capital expenditures financed by operating lease landlord	–	–	350	–
Capital Expenditures Incurred	**$71,098**	**$98,353**	**$281,196**	**$133,388**

(1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated February 18, 2026.

PROPETRO

© 2026 ProPetro Holding Corp. All Rights Reserved.

3

EXHIBIT 99.2

ProPetro's Investment Thesis

Sustainable completions free cash flow from reduced capex and targeted M&A

Over $1B invested since 2022 in a refreshed asset base, new technology, and diversified service offering

PROPWR℠ business anchored by contracts — across both oilfield and data center applications

Pure-play exposure to the Permian Basin, one of the world's leading regions for hydrocarbon production

Superior field performance for blue-chip E&P customers

Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR offering

ProPetro has built a proven business that is profitable through market cycles.

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.
4

EXHIBIT 99.2

PROPETRO®

Leading energy services provider to blue-chip oil and gas producers in the Permian Basin

Provider of completions and power generation services

Innovating to meet the demand for FORCE® electric hydraulic fracturing fleets

Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution

PROPWR SILVERTIP COMPLETION SERVICES AQUA PROP

NYSE

PUMP

4Q25 Revenue

$290M

4Q25 Adjusted EBITDA(1)

$51M

4Q25 Free Cash Flow for Completions Business(1)

$98M

Headquartered in

Midland, Texas


FORCE
PROPETRO
DANGER
HIGH VOLTAGE
Q1

(1) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the "Non-GAAP Reconciliations" slide. M for millions.

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.

© 2026 ProPetro Holding Corp. All Rights Reserved. 6 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and free cash flow EXHIBIT 99.2

EXHIBIT 99.2

Land of Reliable Energy

THE PERMIAN BASIN

The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas.

- ProPetro is strategically located in and levered to the Permian, with 100% of its completions business revenue coming from this region.



Midland, Texas
Corporate Headquarters and primary operating facilities
PERMIAN BASIN
~40% of US oil production
~86,000 square miles

Sources: EIA.

PROPETRO®
© 2026 ProPetro Holding Corp. All Rights Reserved.

7

8 (In millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW FOR COMPLETIONS BUSINESS(2) TOTAL LIQUIDITY(4) 4Q25 $290 $1 $0.01 $51 $81 $98 $205 3Q25 $294 ($2) ($0.02) $35 $42 $25 $158 -1% $3 $0.03 45% $39 $73 $47 A Strategy Yielding Results (1) Earnings per share metrics are calculated using a fully diluted share count of 104M and 106M for 3Q25 and 4Q25, respectively. (2) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $15M and $17M for 3Q25 and 4Q25, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. Our bifurcated service model and investments in next-generation technologies continue to differentiate ProPetro in the market. With disciplined capital allocation driving durable cash flow, we are demonstrating that ProPetro can perform in various market cycles and deliver sustainable results to support long- term value creation. EXHIBIT 99.2

EXHIBIT 99.2

Recent PROPWR Milestones

- **Secured distributed microgrid contract with Coterra Energy.**
- **Expanded total committed capacity to approximately 240 megawatts** under contract across both **oilfield** and **data center** applications.
- **Increased equipment orders to 550 megawatts,** with all units expected to be delivered by year-end 2027.
- **Targeting installed capacity of 1 gigawatt or more by 2030**, driven by growth in oilfield and data center power projects.
- **Deployed our first assets in the field** during the third quarter of 2025, where we have observed excellent operational efficiency and reliability.
- **Expect data center and industrial power opportunities will occupy a higher share of our overall capacity** — characterized by higher-capacity deployments and longer-term contracts — as we actively negotiate additional agreements amid accelerating demand for reliable, low-emission power solutions.
- **Strengthened PROPWR funding through multiple sources** — including our cash-generating businesses, our expanded $157M Caterpillar Financial Services Corporation financing agreement, our $350M lease financing facility with Stonebriar Commercial Finance, and our recent equity offering delivering approximately $163M in net cash — to accelerate and scale PROPWR projects as our business grows



PROPWR
PROPETRO
PRO PWR
PWR82103

PROPETRO
© 2026 ProPetro Holding Corp. All Rights Reserved.

© 2026 ProPetro Holding Corp. All Rights Reserved. 10 275 - 325 475 - 525 675 - 725 825 - 875 975 - 1025 $75 - $90 $130 - $145 $185 - $200 $225 - $240 $265 - $280 0 400 800 1200 $0 $100 $200 $300 2026 2027 2028 2029 2030 D ep lo ye d M W s at Y ea r E nd An nu al iz ed E BI TD A at Y ea r E nd $ M Deployed MWs at Year End Annualized EBITDA at Year End Potential PROPWR Growth: Next Five Years I l l u s t r a t i v e P R O P W R C o n t r a c t e d E B I T D A a n d D e p l o y e d M e g a w a t t G r o w t h (2)(1) NOTE: There is typically a 3- to 6-month delay between delivery and deployment of equipment to allow for thorough testing and ensure field readiness. (1) Beyond the 550 MWs currently on order and the balance of the ~750 MWs in active discussion, the Company expects to scale PROPWR by at least 150–200 MWs annually, supported by strong customer demand and supply chain partnerships. (2) Assumes an annualized EBITDA of ~$275,000 per MW, reflecting anticipated additional start-up costs as the business grows. The Company still anticipates annualized EBITDA of ~$300,000 once operations are fully optimized. Megawatts under order or active discussion Estimated growth potential supported by customer demand and supply chain relationships EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 11 The Next Generation Frac Fleet • Majority of ProPetro’s active hydraulic horsepower is secured under contracts • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • Direct Drive gas frac units: − Fuel savings through burning 100% natural gas − Extended asset life − Complementary to Tier IV DGB dual-fuel fleets Fleet Transformation to Match Customer Adoption 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024 2025 2026e Tier II Diesel Tier IV DGB Dual-Fuel Electric Available Frac Fleet Configuration In 2026, we plan to allocate targeted capital to measured investments in direct drive frac units. These direct drive units are strategically complementary to our current frac asset base, and their integration is anticipated to reduce future capital requirements for investments and refurbishments in our conventional frac fleet Note: “e” indicates management estimate. (1) Targeted direct drive frac unit investments will be deployed to select Tier IV DGB dual-fuel fleets in 2026, reducing future capital needs for conventional fleet investments and refurbishments. (1) EXHIBIT 99.2

EXHIBIT 99.2

FORCE® Fleet Performance

LEADING TECHNOLOGY DELIVERING VALUE

- Four FORCE® fleets operating under contract
- Lower emissions, quiet operations, and smaller operational footprint
- Significant fuel savings and 100% diesel displacement
- Extended equipment lifespan and reduced operating expenses



PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

© 2026 ProPetro Holding Corp. All Rights Reserved. 13 Highly complementary completions service offerings Strong free cash flow(1) generation Reduces future capital spending burden Complementary cultures, operating philosophy, and geographic focus Horizontal integration and service diversification Advancing Growth Strategy Through Targeted M&A Wireline acquired in 2022 Cementing acquired in 2023 Wet Sand Solutions acquired in 2024 (1) Free Cash Flow is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 14 240 260 280 300 320 340 -$20 $20 $60 $100 $140 $180 $220 2023 2024 2025 A ve ra ge P er m ia n B as in R ig C o u n t Fr ee C as h F lo w f o r C o m p le ti o n s B u si n es s $ M Free Cash Flow for Completions Business Average Permian Basin Rig Count Industrialized Completions Business In a declining rig count environment, ProPetro’s legacy completions business — hydraulic fracturing, cementing, and wireline — is generating sustainable free cash flow to support PROPWR’s growth. C O M P L E T I O N S B U S I N E S S F R E E C A S H F L O W V S . P E R M I A N R I G C O U N T (2)(1) (1) Free Cash Flow for Completions Business is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliation” slide. (2) Average Permian Basin rig count, sourced from Baker Hughes. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 15 0% 100% 200% 300% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 OIH Index IXI Index • Improved capital discipline and industry consolidation • Deployment of industrial technologies and processes with an emerging contracting environment • Significant power generation demand in oil field, industrial, and data center sectors • Greater / improved focus on cash flow generation • Capacity constrained / attrition and sustainable operating model • Excess and undisciplined capital availability and resulting overbuild • History of capital destruction under obsolete EBITDA growth model • Bias against hydrocarbons • Amplitude of industry cycles • Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks O I L S E R V I C E S I N D E X ( O I H ) V S . I N D U S T R I A L S E C T O R I N D E X ( I X I ) I n d e x p r i c e s n o r m a l i z e d An industrialized model deserves a valuation rerate. Completions Business Transforming to an Industrialized Model Source: Bloomberg as of February 16, 2026. OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. OFS is a reference to Oil Field Services. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 16 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

EXHIBIT 99.2

Committed to Shareholder Value Creation

OUR LEADERSHIP

Company Management



Sam Sledge
Chief Executive Officer & Director



Adam Muñoz
President and Chief Operating Officer



Caleb Weatherl
Chief Financial Officer



Shelby Fietz
Chief Commercial Officer



Jody Mitchell
General Counsel



Celina Davila
Chief Accounting Officer

Board of Directors



Phillip A. Gobe
Independent Chairman of the Board



Anthony Best
Independent Director, Audit Committee Chair



Michele Vion
Independent Director, Compensation Committee Chair



Mark Berg
Independent Director, Nominating & Corporate Governance Committee Chair



G. Larry Lawrence
Independent Director



Spencer D. Armour III
Independent Director



Mary Ricciardello
Independent Director



Alex Volkov
Independent Director

PROPETRO®

© 2026 ProPetro Holding Corp. All Rights Reserved.

17

© 2026 ProPetro Holding Corp. All Rights Reserved. 18 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS One Marienfeld Place 110 North Marienfeld, Suite 300 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2